Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT is dated November 6, 2023, by and among PHX MINERALS INC., a Delaware corporation (referred to herein as the “Borrower”), successor by merger to PHX Minerals Inc., an Oklahoma corporation, each lender party hereto as set forth in Schedule 2.1 attached (collectively, the “Lenders” and individually, a “Lender”), and INDEPENDENT BANK, as Administrative Agent and L/C Issuer.

RECITALS:

A.
Borrower, Administrative Agent, and Lenders entered into the Credit Agreement dated as of September 1, 2021, as amended by the First Amendment dated December 6, 2021, the Second Amendment dated May 18, 2022, the Third Amendment dated December 7, 2022, and the Fourth Amendment dated May 5, 2023 (as amended and as further amended, restated, supplemented and/or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders made loans to Borrower as therein provided; and

B.
Borrower, Administrative Agent and Lenders desire to amend the Existing Credit Agreement to modify same in accordance herewith;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans and other extensions of credit which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. DEFINITIONS AND REFERENCES

Section 1.1 Terms Defined in the Existing Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Fifth Amendment.

Section 1.2 New Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions:

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement dated as of November 6, 2023, by and among Borrower, Administrative Agent and the Lenders.

Section 1.3 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Fifth Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment Documents” means this Fifth Amendment and all other Loan Documents executed and delivered in connection herewith. All of the Amendment Documents shall be deemed to constitute Loan Documents.

“Credit Agreement” (or “this Agreement” wherever referred to within the Existing Credit Agreement) means the Existing Credit Agreement as amended by this Fifth Amendment, and as the same may hereafter be further amended, restated, modified and/or otherwise supplemented from time to time.

ARTICLE II.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Section 2.1 Borrowing Base Notification. From the date of this Fifth Amendment to, but excluding, the next redetermination of the Borrowing Base, as set forth in the Existing Credit Agreement, as amended hereby, the Borrowing Base shall be increased to Fifty Million Dollars ($50,000,000.00). The foregoing adjustment of the Borrowing Base constitutes the periodic redetermination of the Borrowing Base under Section 2.6(b) of the Existing Credit Agreement for December 1, 2023, and is not an Unscheduled Redetermination. Borrower, Administrative Agent and Lenders hereby agree that this provision satisfies all notification requirements as set forth in the Credit Agreement.

Section 2.2 Commitment Percentage. The Committed Sum and Commitment Percentage of each Lender under the Revolver Facility are hereby amended to be as set forth in Schedule 2.1 to this Fifth Amendment; and Schedule 2.1 to the Existing Credit Agreement is hereby replaced by Schedule 2.1 to this Fifth Amendment.

ARTICLE III. CONDITIONS OF EFFECTIVENESS

Section 3.1 Effective Date. This Fifth Amendment shall become effective as of the date hereof when and only when:

(a)
Amendment Documents. Administrative Agent shall have received duly executed and delivered counterparts of each Amendment Document, including replacement Notes,

(i) in form, substance, and date satisfactory to Administrative Agent and each Lender as required pursuant to the terms of the Credit Agreement, and (ii) in such numbers as Administrative Agent or its counsel may reasonably request.

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(b)
No Default. No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of Borrower. In order to induce each Lender to enter into this Fifth Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

(a)
All representations and warranties made by Borrower in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).

(b)
Borrower has duly taken all corporate action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

(c)
The execution and delivery by Borrower of the Amendment Documents to which it is a party, the performance by it of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i), to its knowledge, any Law, (ii) its Organizational Documents, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon it, (b) result in the acceleration of any Indebtedness owed by it, or (c) result in or require the creation of any Lien upon any of its assets or properties except as expressly contemplated or permitted in the Loan Documents. Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to its knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in its respect in connection with the execution, delivery or performance by it of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

(d)
This Fifth Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of it, enforceable against it in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.

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ARTICLE V. MISCELLANEOUS

Section 5.1 Ratification and Affirmation. Borrower hereby acknowledges the terms of the Credit Agreement and ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.

Section 5.2 Survival of Agreements. All of Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender and all of Lenders’ obligations to Borrower are terminated.

Section 5.3 Authorization. The Lenders hereby authorize Administrative Agent to execute any and all amendments to any Loan Documents deemed necessary by Administrative Agent to evidence the extension of the term of the Loan as described herein.

Section 5.4 Interpretive Provisions. Sections 1.2 and 1.3 of the Existing Credit Agreement are incorporated herein by reference herein as if fully set forth.

Section 5.5 Loan Documents. The Amendment Documents are each a Loan Document, and all provisions in the Existing Credit Agreement pertaining to Loan Documents apply thereto.

Section 5.6 Governing Law. This Fifth Amendment shall be governed by, and construed in accordance with, the Laws of the State of Texas.

Section 5.7 Counterparts; Scans. This Fifth Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Fifth Amendment. The Amendment Documents may be validly executed by facsimile, scan, or other electronic transmission.

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THIS FIFTH AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first above written.

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Signature Page to Fifth Amendment to Credit Agreement

BORROWER:	PHX MINERALS INC.,
a Delaware corporation

By: /s/ Chad L. Stephens
Name: Chad L. Stephens
Title: President and Chief Executive Officer

Signature Page to Fifth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	INDEPENDENT BANK

By: /s/ Philip M. Mortimer, CFA
Name: Philip M. Mortimer, CFA
Title: Senior Vice President

LENDER:	INDEPENDENT BANK

By: /s/ Philip M. Mortimer, CFA
Name: Philip M. Mortimer, CFA
Title: Senior Vice President

Exhibits and Schedules:

Schedule 2.1 - Lenders, Addresses, Commitment Percentages, and Committed Sums

Signature Page to Fifth Amendment to Credit

LENDER:	MIDFIRST BANK

By: /s/ W. Thomas Portman
Name: W. Thomas Portman
Title: Vice President

Signature Page to Fifth Amendment to Credit

LENDER:	UMB BANK, n.a.

By: /s/ Zachary S. Leard
Name: Zachary S. Leard
Title: Vice President

SCHEDULE 2.1 TO LOAN AGREEMENT

COMMITTED SUMS

AND COMMITMENT PERCENTAGES

Lender	Committed Sums	Commitment Percentage	Note Amount
Independent Bank MidFirst Bank UMB Bank, n.a.	$ 25,000,000.00 $ 15,000,000.00 $ 10,000,000.00	50.000000% 30.000000% 20.000000%	$ 50,000,000.00 $ 30,000,000.00 $ 20,000,000.00
TOTAL	$50,000,000.00	100.000000%	$100,000,000.00